UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 1, 2006


                               Rogers Corporation
               --------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


      Massachusetts                   1-4347                      06-0513860
   -------------------           -------------------         -------------------
(State or other Jurisdiction  (Commission File Number)        (I.R.S. Employer
    of Incorporation)                                        Identification No.)

         One Technology Drive
         P.O. Box 188
         Rogers, Connecticut                                  06263-0188
         -----------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (860) 774-9605

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      Entry into a Material Definitive Agreement

As more fully described in Item 5.02 below, the disclosure which is incorporated by reference into this Item 1.01, effective February 1, 2006, Rogers Corporation ("Rogers") entered into an employment arrangement with Dennis M. Loughran, its new Vice President Finance and Chief Financial Officer.

In addition, effective February 1, 2006, Rogers entered into an Officer Special Severance Agreement (the "Agreement") with Mr. Loughran, a copy of which is filed hereto as Exhibit 10.1. The Agreement, forms of which have been entered into between Rogers and all current Board-appointed officers, was entered into as with Rogers' other Board-appointed officers based on the determination that it would be in the best interests of Rogers to ensure that the possibility of a change in control of Rogers would not interfere with the continuing dedication of Rogers' officers to their duties to Rogers and its shareholders. Mr. Loughran's Agreement, as does those of Rogers' other Board-appointed officers, provides certain severance benefits to him in the event of a termination of his employment during a 36 month period following a change in control, as defined in the Agreement. The initial term of the Agreement is three years and the term is automatically extended for additional one-year periods on each anniversary date thereof, unless either party objects to such extension. If within a 36 month period following a change in control, Mr. Loughran's employment is terminated by Rogers without cause, as defined in the Agreement, or if Mr. Loughran resigns in certain specified circumstances, Mr. Loughran is generally entitled to the following severance benefits: (i) twice his annual base salary plus bonus; (ii) two years of additional pension benefits; and (iii) the continuation of health and life insurance plans and certain other benefits for up to two years. The Agreement provides that severance and other benefits be reduced to an amount so that such benefits would not constitute so-called "excess parachute payments" under applicable provisions of the Internal Revenue Code of 1986.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 1, 2006, the Board of Directors of Rogers appointed Dennis M. Loughran as Rogers' new Vice President Finance and Chief Financial Officer.

Mr. Loughran, 48, comes to Rogers from Alcoa Consumer Products, where he most recently has been Vice President of Finance and Supply Chain managing the strategic planning, supply chain (customer service, logistics and outsourced manufacturing and procurement), finance, accounting and information technology support for this division. Prior to this position, Mr. Loughran was the Managing Director of the Global Wheels Division of Reynolds Metals Company (which was acquired by Alcoa). Prior to those roles, Mr. Loughran held the Reynolds Metals Company positions of Director of Finance for its Global Transportation Group; Controller for the Reynolds International, Inc. Group; Administration and Control Manager for the Consumer Products Division and Printing Unit Controller for the Flexible Packaging Division.

Mr. Loughran has a Bachelor of Science degree in Business Administration from the University of Richmond, and an MBA degree from the Virginia Commonwealth University in addition to being a Certified Public Accountant.

Mr. Loughran will receive an annual salary of $260,000 and will be eligible to receive a discretionary annual cash incentive bonus under the Rogers Annual Incentive Compensation Plan and equity awards under various equity incentive and/or stock option plans maintained by Rogers. Copies of each of these plans have previously been filed as exhibits to (i) Rogers' Annual Report on Form 10-K, filed on March 12, 2004, or (ii) Rogers' Registration Statement on Form


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S-8 dated April 28, 2005 and filed on April 29, 2005, and a summary of the terms of these plans has been previously filed as Exhibit 10r to Rogers' Annual Report on Form 10-K, filed on March 18, 2005 and Exhibit 10r-2 to Rogers' Quarterly Report on Form 10-Q filed on August 10, 2005. In addition, Mr. Loughran will receive certain regular and customary benefits, including health, dental, vision, life and long-term disability insurance and relocation. Mr. Loughran does not have a written employment agreement with Rogers.

Paul B. Middleton, Rogers' Corporate Controller since December 2001 who had also been serving as Acting Chief Financial Officer since March 11, 2005, will continue as Corporate Controller.

ITEM 7.01      Regulation FD Disclosure

On February 1, 2006, Rogers issued a press release announcing the appointment of Mr. Loughran as Vice President Finance and Chief Financial Officer. The press release is furnished as Exhibit 99.1.

The information furnished in this report in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01      Financial Statements and Exhibits

(c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

     10.1* Officer Special Severance Agreement, dated February 1, 2006, by and between Rogers and Dennis M. Loughran, filed herewith.

     10r* Summary of Director and Executive Officer Compensation, previously filed as Exhibit 10r to Rogers' Annual Report on Form 10-K, filed on March 18, 2005, and incorporated herein by reference.

     10r-2* Amendment No. 2 to Summary of Director and Executive Officer Compensation, previously filed as Exhibit 10r-2 to Rogers' Quarterly Report on Form 10-Q, filed on August 10, 2005, and incorporated herein by reference.

     99.1 Press release by Rogers Corporation dated February 1, 2006 announcing the appointment of Dennis M. Loughran as Vice President Finance and Chief Financial Officer of Rogers (furnished pursuant to Item 7.01).

*    Management Contract.


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     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ROGERS CORPORATION


                              By:    /s/  Robert M. Soffer
                                     -------------------------------------------
                              Name:  Robert M. Soffer
                              Title: Vice President, Treasurer and Secretary


Date:  February 6, 2006


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                                  EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------

     10.1* Officer Special Severance Agreement, dated February 1, 2006, by and between Rogers and Dennis M. Loughran, filed herewith.

     10r* Summary of Director and Executive Officer Compensation, previously filed as Exhibit 10r to Rogers' Annual Report on Form 10-K, filed on March 18, 2005, and incorporated herein by reference.

     10r-2* Amendment No. 2 to Summary of Director and Executive Officer Compensation, previously filed as Exhibit 10r-2 to Rogers' Quarterly Report on Form 10-Q, filed on August 10, 2005, and incorporated herein by reference.

     99.1 Press release by Rogers Corporation dated February 1, 2006 announcing the appointment of Dennis M. Loughran as Vice President Finance and Chief Financial Officer of Rogers (furnished pursuant to Item 7.01).

*    Management Contract.


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